UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 18, 2011

Aegerion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-1338042	20-2960116
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

135 US Highway 202/206 South, Suite 15, Bedminster, NJ 07921

(Address of principal executive offices) (Zip Code)

(908) 707-2100

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers

On April 18, 2011, the Company’s Board of Directors appointed Sol J. Barer, Ph.D., age 63, to serve on the Board of Directors of the Company and as Chairman of the Company’s Compensation Committee effective May 1, 2011. Dr. Barer will serve as a Class I director subject to re-election at the Company’s Annual Meeting of Stockholders to be held on June 1, 2011. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release dated April 19, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEGERION PHARMACEUTICALS, INC.

Date: April 19, 2011	By:	/s/ Marc D. Beer
	Name:	Marc D. Beer
	Title:	Chief Executive Officer

Index to Exhibits

Exhibit Number	Description

99.1	Press Release dated April 19, 2011.